EXHIBIT 99.2



             CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350



     In connection with the Quarterly Report on Form 10Q of First Keystone Corporation (the "Company") for the period ending March 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, David R. Saracino, Vice President and CFO, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.






                                  /s/ David R. Saracino
                                  David R. Saracino
                                  Treasurer and CFO



May 9, 2003


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